BNY Mellon Short Term Income Fund
STATEMENT OF INVESTMENTS
April 30, 2025 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5%
Advertising — .8%
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes(b)	5.13	8/15/2027	265,000	257,915
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes(b)	5.00	8/15/2027	400,000	392,309
				650,224
Aerospace & Defense — 2.9%
Bombardier, Inc., Sr. Unscd. Notes(b)	6.00	2/15/2028	225,000	222,737
Rolls-Royce PLC, Gtd. Notes(b)	5.75	10/15/2027	470,000	482,438
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	786,000	770,253
The Boeing Company, Sr. Unscd. Notes	6.30	5/1/2029	576,000	606,067
TransDigm, Inc., Sr. Scd. Notes(b)	6.75	8/15/2028	352,000	359,513
				2,441,008
Airlines — 1.0%
Air Canada, Sr. Scd. Notes(b)	3.88	8/15/2026	528,000	518,520
Avianca Midco 2 PLC, Sr. Scd. Notes(b)	9.63	2/14/2030	400,000	349,752
				868,272
Asset-Backed Certificates — 10.6%
Affirm Asset Securitization Trust, Ser. 2024-A, Cl. A(b)	5.61	2/15/2029	330,000	331,464
AMSR Trust, Ser. 2023-SFR2, Cl. A(b)	3.95	6/17/2040	555,000	542,484
Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Cl. A2(b)	5.30	6/21/2028	27,766	27,811
Auxilior Term Funding LLC, Ser. 2023-1A, Cl. A2(b)	6.18	12/15/2028	57,327	57,834
Blue Owl Asset Leasing Trust LLC, Ser. 2024-1A, Cl. A2(b)	5.05	3/15/2029	88,001	88,192
CF Hippolyta Issuer LLC, Ser. 2020-1, Cl. A1(b)	1.69	7/15/2060	346,289	342,075
CF Hippolyta Issuer LLC, Ser. 2021-1A, Cl. A1(b)	1.53	3/15/2061	259,173	246,870
CLI Funding VI LLC, Ser. 2020-1A, Cl. A(b)	2.08	9/18/2045	99,142	91,697
CLI Funding VI LLC, Ser. 2020-3A, Cl. A(b)	2.07	10/18/2045	164,667	152,786
ClickLease Equipment Receivables Trust, Ser. 2024-1, Cl. B(b)	7.34	2/15/2030	375,000	377,693
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B(b)	5.45	4/20/2048	88,442	86,256
CyrusOne Data Centers Issuer I LLC, Ser. 2025-1A, Cl. A2(b)	5.91	2/20/2050	65,000	66,482
DataBank Issuer, Ser. 2021-1A, Cl. A2(b)	2.06	2/27/2051	300,000	291,918
DataBank Issuer, Ser. 2021-2A, Cl. A2(b)	2.40	10/25/2051	350,000	333,295
DataBank Issuer, Ser. 2023-1A, Cl. A2(b)	5.12	2/25/2053	270,000	264,496
Dell Equipment Finance Trust, Ser. 2023-1, Cl. A3(b)	5.65	9/22/2028	154,488	154,937
Domino’s Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I(b)	2.66	4/25/2051	277,163	258,498
Flexential Issuer, Ser. 2021-1A, Cl. A2(b)	3.25	11/27/2051	305,000	291,094
GreenSky Home Improvement Issuer Trust, Ser. 2024-2, Cl. A4(b)	5.15	10/27/2059	79,147	79,581
GreenSky Home Improvement Trust, Ser. 2024-1, Cl. A4(b)	5.67	6/25/2059	182,528	185,413
Hilton Grand Vacations Trust, Ser. 2022-2A, Cl. A(b)	4.30	1/25/2037	41,482	41,287
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2(b)	6.23	4/20/2054	25,000	25,714
MVW LLC, Ser. 2020-1A, Cl. A(b)	1.74	10/20/2037	38,847	37,602
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1(b)	1.91	10/20/2061	1,125,000	1,057,360
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A(b)	1.75	9/14/2035	350,000	339,656
Regional Management Issuance Trust, Ser. 2024-1, Cl. A(b)	5.83	7/15/2036	100,000	102,547
Regional Management Issuance Trust, Ser. 2024-2, Cl. A(b)	5.11	12/15/2033	100,000	100,783
SCF Equipment Trust LLC, Ser. 2025-1A, Cl. A3(b)	5.11	11/21/2033	100,000	101,920
Textainer Marine Containers VII Ltd., Ser. 2020-2A, Cl. A(b)	2.10	9/20/2045	322,426	301,244
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A(b)	1.68	2/20/2046	233,333	213,799
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A(b)	2.75	3/17/2038	319,552	315,322
Trinity Rail Leasing LLC, Ser. 2020-2A, Cl. A1(b)	1.83	11/19/2050	96,762	92,634

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5% (continued)
Asset-Backed Certificates — 10.6% (continued)
Triumph Rail Holdings LLC, Ser. 2021-2, Cl. A(b)		2.15	6/19/2051	263,632	247,844
TRP LLC, Ser. 2021-1, Cl. A(b)		2.07	6/19/2051	263,627	249,210
Vantage Data Centers Issuer LLC, Ser. 2021-1A, Cl. A2(b)		2.17	10/15/2046	250,000	239,489
Vantage Data Centers LLC, Ser. 2020-2A, Cl. A2(b)		1.99	9/15/2045	414,000	385,617
Verizon Master Trust, Ser. 2024-1, Cl. C		5.49	12/20/2028	386,000	387,322
Verizon Master Trust, Ser. 2025-1, Cl. C		5.09	1/21/2031	146,000	147,587
Volvo Financial Equipment LLC, Ser. 2024-1A, Cl. A3(b)		4.29	10/16/2028	147,000	146,961
Wingspire Equipment Finance LLC, Ser. 2024-1A, Cl. A2(b)		4.99	9/20/2032	160,000	160,228
					8,965,002
Asset-Backed Certificates/Auto Receivables — 12.8%
Ally Auto Receivables Trust, Ser. 2024-1, Cl. A3		5.08	12/15/2028	172,000	173,162
American Credit Acceptance Receivables Trust, Ser. 2024-4, Cl. C(b)		4.91	8/12/2031	316,000	314,901
AmeriCredit Automobile Receivables Trust, Ser. 2022-2, Cl. B		4.81	4/18/2028	214,000	213,862
AmeriCredit Automobile Receivables Trust, Ser. 2023-2, Cl. A2		6.19	4/19/2027	65,327	65,486
Avis Budget Rental Car Funding AESOP LLC, Ser. 2020-1A, Cl. A(b)		2.33	8/20/2026	160,000	159,293
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-3A, Cl. A(b)		5.44	2/22/2028	385,000	390,164
Bayview Opportunity Master Fund VII Trust, Ser. 2024-SN1, Cl. C(b)		5.83	12/15/2028	59,000	59,906
Capital One Prime Auto Receivables Trust, Ser. 2022-2, Cl. A3		3.66	5/17/2027	144,891	144,229
CarMax Auto Owner Trust, Ser. 2021-3, Cl. C		1.25	5/17/2027	500,000	491,636
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. C		1.32	11/9/2026	425,000	417,580
Carvana Auto Receivables Trust, Ser. 2021-N1, Cl. C		1.30	1/10/2028	119,590	116,528
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	54,487	52,751
Carvana Auto Receivables Trust, Ser. 2021-P1, Cl. B		1.19	1/11/2027	230,000	226,053
Carvana Auto Receivables Trust, Ser. 2021-P4, Cl. B		1.98	2/10/2028	125,000	119,870
Carvana Auto Receivables Trust, Ser. 2022-P3, Cl. C		5.54	11/10/2028	238,000	242,249
Chesapeake Funding II LLC, Ser. 2023-2A, Cl. A1(b)		6.16	10/15/2035	56,306	57,118
Citizens Auto Receivables Trust, Ser. 2023-2, Cl. A2A(b)		6.09	10/15/2026	11,449	11,459
Citizens Auto Receivables Trust, Ser. 2024-1, Cl. A3(b)		5.11	4/17/2028	101,000	101,602
Enterprise Fleet Financing LLC, Ser. 2022-3, Cl. A2(b)		4.38	7/20/2029	25,934	25,897
Enterprise Fleet Financing LLC, Ser. 2025-2, Cl. A3(b)		4.41	6/20/2029	73,000	73,074
Exeter Automobile Receivables Trust, Ser. 2023-4A, Cl. B		6.31	10/15/2027	130,059	130,405
Exeter Automobile Receivables Trust, Ser. 2024-3A, Cl. C		5.70	7/16/2029	81,000	82,139
Exeter Automobile Receivables Trust, Ser. 2024-5A, Cl. A3		4.45	3/15/2028	51,000	50,911
Exeter Automobile Receivables Trust, Ser. 2025-1A, Cl. C		5.09	5/15/2031	436,000	439,301
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3(b)	CAD	5.40	9/15/2028	626,000	466,122
Ford Credit Auto Owner Trust, Ser. 2020-2, Cl. B(b)		1.49	4/15/2033	375,000	369,297
Ford Credit Auto Owner Trust, Ser. 2021-1, Cl. C(b)		1.91	10/17/2033	202,000	196,092
Ford Credit Auto Owner Trust, Ser. 2022-C, Cl. C		5.22	3/15/2030	325,000	327,386
GM Financial Consumer Automobile Receivables Trust, Ser. 2022-1, Cl. C		1.94	4/17/2028	170,000	166,383
Hyundai Auto Receivables Trust, Ser. 2022-C, Cl. A4		5.52	10/16/2028	333,000	336,913
M&T Bank Auto Receivables Trust, Ser. 2024-1A, Cl. A3(b)		5.22	2/17/2032	287,000	290,944
Merchants Fleet Funding LLC, Ser. 2024-1A, Cl. D(b)		6.85	4/20/2037	150,000	152,372
Octane Receivables Trust, Ser. 2024-3A, Cl. A2(b)		4.94	5/20/2030	100,000	100,406
Octane Receivables Trust, Ser. 2023-1A, Cl. B(b)		5.96	7/20/2029	300,000	302,612
Octane Receivables Trust, Ser. 2023-3A, Cl. A2(b)		6.44	3/20/2029	121,520	122,543
OneMain Direct Auto Receivables Trust, Ser. 2019-1A, Cl. B(b)		3.95	11/14/2028	400,000	397,154
OSCAR US Funding XIII LLC, Ser. 2021-2A, Cl. A4(b)		1.27	9/11/2028	312,366	307,771
OSCAR US Funding XVI LLC, Ser. 2024-1A, Cl. A3(b)		5.54	2/10/2028	143,000	144,759
PenFed Auto Receivables Owner Trust, Ser. 2022-A, Cl. C(b)		4.83	12/15/2028	1,000,000	1,000,721
Santander Drive Auto Receivables Trust, Ser. 2022-5, Cl. C		4.74	10/16/2028	283,044	283,003

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5% (continued)
Asset-Backed Certificates/Auto Receivables — 12.8% (continued)
Santander Drive Auto Receivables Trust, Ser. 2024-1, Cl. B	5.23	12/15/2028	67,000	67,368
Santander Drive Auto Receivables Trust, Ser. 2025-1, Cl. C	5.04	3/17/2031	165,000	166,776
Santander Drive Auto Receivables Trust, Ser. 2025-2, Cl. C	5.06	5/15/2031	224,000	226,226
Securitized Term Auto Receivables Trust, Ser. 2025-A, Cl. C(b)	5.19	7/25/2031	191,520	192,926
SFS Auto Receivables Securitization Trust, Ser. 2023-1A, Cl. A2A(b)	5.89	3/22/2027	2,644	2,646
SFS Auto Receivables Securitization Trust, Ser. 2023-1A, Cl. A3(b)	5.47	10/20/2028	205,000	206,580
SFS Auto Receivables Securitization Trust, Ser. 2024-1A, Cl. A3(b)	4.95	5/21/2029	78,000	78,496
Tesla Electric Vehicle Trust, Ser. 2023-1, Cl. A3(b)	5.38	6/20/2028	87,000	87,900
Toyota Auto Receivables Owner Trust, Ser. 2022-D, Cl. A3	5.30	9/15/2027	367,855	369,468
US Bank NA, Ser. 2023-1, Cl. B(b)	6.79	8/25/2032	103,211	104,582
World Omni Auto Receivables Trust, Ser. 2023-A, Cl. A3	4.83	5/15/2028	75,308	75,306
World Omni Auto Receivables Trust, Ser. 2024-C, Cl. A3	4.43	12/17/2029	130,000	130,602
				10,832,930
Asset-Backed Certificates/Credit Cards — .2%
Evergreen Credit Card Trust, Ser. 2025-CRT5, Cl. B(b)	5.24	5/15/2029	100,000	101,333
Synchrony Card Funding LLC, Ser. 2023-A1, Cl. A	5.54	7/15/2029	47,000	47,670
				149,003
Asset-Backed Certificates/Home Equity Loans — .6%
GS Mortgage-Backed Securities Trust, Ser. 2024-HE1, Cl. A1, (1 Month SOFR +1.60%)(b),(c)	5.95	8/25/2054	283,271	283,175
RCKT Mortgage Trust, Ser. 2024-CES2, Cl. A1B(b)	6.29	4/25/2044	231,276	233,379
				516,554
Automobiles & Components — 3.1%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes(b)	6.25	5/15/2026	134,000	134,545
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes(b),(d)	6.75	2/15/2030	55,000	56,007
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	4.54	8/1/2026	500,000	492,064
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.80	3/5/2027	275,000	273,524
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.92	3/20/2028	230,000	228,702
General Motors Financial Co., Inc., Gtd. Notes	3.85	1/5/2028	400,000	388,333
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.05	4/4/2028	436,000	437,178
Tenneco, Inc., Sr. Scd. Notes(b)	8.00	11/17/2028	220,000	210,386
The Goodyear Tire & Rubber Company, Gtd. Notes	5.00	5/31/2026	435,000	433,279
				2,654,018
Banks — 6.2%
Bank of America Corp., Sub. Notes, Ser. L	4.18	11/25/2027	450,000	447,724
BNP Paribas SA, Sub. Notes	4.63	3/13/2027	325,000	324,260
Citigroup, Inc., Jr. Sub. Notes, Ser. W(e)	4.00	12/10/2025	363,000	355,887
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	213,000	218,093
Huntington Bancshares, Inc., Sr. Unscd. Notes	5.27	1/15/2031	276,000	278,163
Morgan Stanley, Sr. Unscd. Notes	5.12	2/1/2029	462,000	469,405
Morgan Stanley, Sub. Notes	3.95	4/23/2027	310,000	307,614
Santander Holdings USA, Inc., Sr. Unscd. Notes	6.50	3/9/2029	339,000	351,659
State Street Corp., Jr. Sub. Notes, Ser. I(d),(e)	6.70	3/15/2029	236,000	237,423
The Goldman Sachs Group, Inc., Jr. Sub. Notes, Ser. T(d),(e)	3.80	5/10/2026	350,000	338,240
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	4.94	4/23/2028	420,000	423,946
Truist Bank, Sub. Notes	4.63	9/17/2029	450,000	440,613
UBS Group AG, Sr. Unscd. Notes(b)	6.37	7/15/2026	350,000	351,007
Wells Fargo & Co., Jr. Sub. Notes, Ser. BB(e)	3.90	3/15/2026	300,000	294,837
Wells Fargo & Co., Sr. Unscd. Notes	4.97	4/23/2029	418,000	423,341
				5,262,212

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5% (continued)
Building Materials — .3%
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes(b)	6.00	11/1/2028	300,000	293,458
Chemicals — 1.7%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, Gtd. Notes(b)	4.75	6/15/2027	350,000	345,915
Braskem Netherlands Finance BV, Gtd. Notes(b)	4.50	1/10/2028	500,000	450,091
Celanese US Holdings LLC, Gtd. Notes(d)	6.42	7/15/2027	128,000	129,152
EQUATE Petrochemical Co. KSC, Gtd. Notes	5.00	5/18/2025	300,000	300,053
SNF Group SACA, Sr. Unscd. Notes(b)	3.13	3/15/2027	250,000	237,439
				1,462,650
Collateralized Loan Obligations Debt — 5.4%
Antares Ltd. CLO, Ser. 2020-1A, Cl. A1R, (3 Month TSFR +1.72%)(b),(c)	6.00	10/23/2033	350,000	350,437
Apidos XXV CLO, Ser. 2016-25A, Cl. XR3, (3 Month TSFR +0.95%)(b),(c)	5.22	1/20/2037	250,000	250,124
Arbor Realty Commercial Real Estate Notes Ltd. CLO, Ser. 2021-FL4, Cl. A, (1 Month TSFR +1.46%)(b),(c)	5.79	11/15/2036	263,166	263,205
Bain Capital Credit Ltd. CLO, Ser. 2020-3A, Cl. A1RR, (3 Month TSFR +1.21%)(b),(c)	5.49	10/23/2034	350,000	348,608
Ballyrock Ltd. CLO, Ser. 2020-2A, Cl. A1R, (3 Month TSFR +1.27%)(b),(c)	5.54	10/20/2031	194,607	194,662
Dryden 108 Ltd. CLO, Ser. 2022-108A, Cl. X, (3 Month TSFR +1.15%)(b),(c)	5.42	7/18/2037	223,684	223,686
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, (3 Month TSFR +1.23%)(b),(c)	5.49	4/15/2031	95,549	95,573
Fortress Credit Opportunities XXXI Ltd. CLO, Ser. 2025-31A, Cl. A1, (3 Month TSFR +1.50%)(b),(c)	0.00	7/20/2033	300,000	299,246
Goldentree Loan Management US 14 Ltd. CLO, Ser. 2022-14A, Cl. XR, (3 Month TSFR +0.90%)(b),(c)	5.17	7/20/2037	187,500	187,560
Magnetite XIX Ltd., Ser. 2017-19A, Cl. ARR, (3 Month TSFR +1.05%)(b),(c)	5.33	4/17/2034	325,000	323,411
MF1 Ltd. CLO, Ser. 2021-FL7, Cl. AS, (1 Month TSFR +1.56%)(b),(c)	5.88	10/16/2036	500,000	493,671
MF1 Ltd. CLO, Ser. 2022-FL8, Cl. AS, (1 Month TSFR +1.75%)(b),(c)	6.07	2/19/2037	375,000	373,830
Neuberger Berman Loan Advisers 40 Ltd. CLO, Ser. 2021-40A, Cl. B, (3 Month TSFR +1.66%)(b),(c)	5.92	4/16/2033	400,000	400,450
RIN IV Ltd. CLO, Ser. 2021-1A, Cl. A, (3 Month TSFR +1.56%)(b),(c)	5.83	4/20/2033	250,000	250,071
Symphony XV Ltd. CLO, Ser. 2014-15A, Cl. BR3, (3 Month TSFR +1.81%)(b),(c)	6.09	1/17/2032	550,000	550,416
				4,604,950
Commercial & Professional Services — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(b)	5.75	7/15/2027	300,000	291,822
Herc Holdings, Inc., Gtd. Notes(b),(d)	6.63	6/15/2029	415,000	410,463
Williams Scotsman, Inc., Sr. Scd. Notes(b)	6.63	6/15/2029	192,000	194,775
				897,060
Commercial Mortgage Pass-Through Certificates — 5.7%
Angel Oak Mortgage Trust, Ser. 2024-3, Cl. A2(b)	4.80	11/26/2068	43,694	43,232
BANK5 Trust, Ser. 2024-5YR12, Cl. A2	5.42	12/15/2057	428,000	440,348
BRAVO Residential Funding Trust, Ser. 2023-NQM5, Cl. A2(b)	6.86	6/25/2063	102,906	104,009
BSREP Commercial Mortgage Trust, Ser. 2021-DC, Cl. C, (1 Month TSFR +1.66%)(b),(c)	5.99	8/15/2038	426,060	355,228
BXHPP Trust, Ser. 2021-FILM, Cl. B, (1 Month TSFR +1.01%)(b),(c)	5.34	8/15/2036	450,000	413,900
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B	4.35	10/10/2047	102,759	99,650
COLT Mortgage Loan Trust, Ser. 2023-3, Cl. A2(b)	7.43	9/25/2068	98,908	100,477
COLT Mortgage Loan Trust, Ser. 2025-3, Cl. A1(b)	5.35	3/25/2070	98,429	98,394
Cross Mortgage Trust, Ser. 2024-H2, Cl. A2(b)	6.42	4/25/2069	39,168	39,537
Cross Mortgage Trust, Ser. 2024-H2, Cl. A3(b)	6.52	4/25/2069	39,168	39,490
Cross Mortgage Trust, Ser. 2024-H3, Cl. A2(b)	6.58	6/25/2069	134,690	136,301
Cross Mortgage Trust, Ser. 2025-H2, Cl. A1(b)	5.36	3/25/2070	98,886	99,028

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5% (continued)
Commercial Mortgage Pass-Through Certificates — 5.7% (continued)
Cross Mortgage Trust, Ser. 2025-H2, Cl. A2(b)	5.46	3/25/2070	114,707	114,873
Hudson Yards Mortgage Trust, Ser. 2025-SPRL, Cl. C(b)	6.15	1/13/2040	100,000	102,903
Imperial Fund Mortgage Trust, Ser. 2023-NQM1, Cl. A3(b)	7.16	2/25/2068	323,255	325,041
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C30, Cl. A4	3.55	7/15/2048	60,650	60,468
JPMorgan Mortgage Trust, Ser. 2024-CES1, Cl. A1B(b)	6.02	6/25/2054	287,957	289,322
Natixis Commercial Mortgage Securities Trust, Ser. 2020-2PAC, Cl. A(b)	2.97	12/15/2038	172,355	162,333
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1(b)	2.28	4/25/2061	426,244	378,679
New Residential Mortgage Loan Trust, Ser. 2024-NQM3, Cl. A1(b)	5.47	11/25/2064	109,602	109,902
New Residential Mortgage Loan Trust, Ser. 2025-NQM2, Cl. A1(b)	5.57	5/25/2065	244,483	246,258
NY Commercial Mortgage Trust, Ser. 2025-299P, Cl. A(b)	5.85	2/10/2047	100,000	103,296
NYMT Loan Trust, Ser. 2024-BPL2, Cl. A1(b)	6.51	5/25/2039	235,000	237,518
OBX Trust, Ser. 2023-NQM2, Cl. A1(b)	6.32	1/25/2062	306,749	307,633
OBX Trust, Ser. 2024-NQM18, Cl. A1(b)	5.41	10/25/2064	91,971	92,149
Toorak Mortgage Trust, Ser. 2025-RRTL1, Cl. A1(b)	5.52	2/25/2040	140,071	140,020
Towd Point Mortgage Trust, Ser. 2023-1, Cl. A1(b)	3.75	1/25/2063	80,805	77,814
Verus Securitization Trust, Ser. 2024-9, Cl. A1(b)	5.44	11/25/2069	96,342	96,430
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.36%)(b),(c)	5.69	2/15/2040	52,341	52,333
				4,866,566
Consumer Discretionary — 5.3%
Caesars Entertainment, Inc., Gtd. Notes(b)	4.63	10/15/2029	135,000	124,763
Caesars Entertainment, Inc., Gtd. Notes(b)	8.13	7/1/2027	90,000	90,343
Carnival Corp., Gtd. Notes(b)	5.75	3/1/2027	250,000	249,304
D.R. Horton, Inc., Sr. Unscd. Notes	4.85	10/15/2030	427,000	429,044
International Game Technology PLC, Sr. Scd. Notes(b)	4.13	4/15/2026	430,000	424,769
International Game Technology PLC, Sr. Scd. Notes(b),(d)	5.25	1/15/2029	440,000	430,587
KB Home, Gtd. Notes	6.88	6/15/2027	450,000	461,678
Las Vegas Sands Corp., Sr. Unscd. Notes	5.90	6/1/2027	486,000	492,421
Light & Wonder International, Inc., Gtd. Notes(b)	7.25	11/15/2029	300,000	306,152
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes(b)	5.50	8/31/2026	645,000	645,746
Taylor Morrison Communities, Inc., Gtd. Notes(b)	5.88	6/15/2027	300,000	301,730
Wynn Macau Ltd., Sr. Unscd. Notes(b),(d)	5.63	8/26/2028	600,000	573,234
				4,529,771
Diversified Financials — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	5.10	1/19/2029	450,000	455,065
Aircastle Ltd./Aircastle Ireland DAC, Sr. Unscd. Notes(b)	5.25	3/15/2030	430,000	426,549
American Express Co., Sr. Unscd. Notes	4.73	4/25/2029	425,000	429,011
Macquarie Airfinance Holdings Ltd., Sr. Unscd. Notes(b)	5.20	3/27/2028	188,000	187,865
				1,498,490
Energy — 10.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes(b)	5.75	3/1/2027	400,000	398,917
Azule Energy Finance PLC, Gtd. Notes(b)	8.13	1/23/2030	200,000	192,840
CITGO Petroleum Corp., Sr. Scd. Notes(b)	8.38	1/15/2029	209,000	209,385
Columbia Pipelines Holding Co. LLC, Sr. Unscd. Notes(b)	6.06	8/15/2026	500,000	507,202
CVR Energy, Inc., Gtd. Bonds(b)	5.75	2/15/2028	500,000	456,916
Enbridge, Inc., Gtd. Notes	6.00	11/15/2028	400,000	418,717
Energy Transfer LP, Gtd. Notes(b)	5.63	5/1/2027	675,000	675,205
Energy Transfer LP, Sr. Unscd. Notes	5.55	2/15/2028	453,000	464,380
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.88	1/15/2029	254,000	253,492
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.00	8/1/2027	500,000	496,847

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5% (continued)
Energy — 10.4% (continued)
Hess Midstream Operations LP, Gtd. Notes(b)		5.88	3/1/2028	268,000	268,787
Hess Midstream Operations LP, Gtd. Notes(b)		6.50	6/1/2029	66,000	67,092
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes(b)		8.88	7/15/2028	263,000	273,572
Ithaca Energy North Sea PLC, Sr. Unscd. Notes(b)		8.13	10/15/2029	400,000	401,382
Kinder Morgan, Inc., Gtd. Bonds		5.15	6/1/2030	77,000	77,759
Leviathan Bond Ltd., Sr. Scd. Notes(b)		6.13	6/30/2025	300,000	300,117
Occidental Petroleum Corp., Sr. Unscd. Notes		6.38	9/1/2028	300,000	308,146
ONEOK, Inc., Gtd. Notes		4.25	9/24/2027	491,000	488,289
ONEOK, Inc., Gtd. Notes		5.65	11/1/2028	422,000	435,215
Parkland Corp., Gtd. Notes(b)		5.88	7/15/2027	250,000	248,065
Petroleos Mexicanos, Gtd. Notes		6.50	3/13/2027	220,000	215,091
SM Energy Co., Sr. Unscd. Notes(b),(d)		6.75	8/1/2029	341,000	318,891
South Bow USA Infrastructure Holdings LLC, Gtd. Notes(b)		4.91	9/1/2027	176,000	176,944
Sunoco LP/Sunoco Finance Corp., Gtd. Notes		6.00	4/15/2027	255,000	254,383
The Williams Companies, Inc., Sr. Unscd. Notes		3.75	6/15/2027	275,000	270,945
Valero Energy Corp., Sr. Unscd. Notes		5.15	2/15/2030	178,000	179,998
Venture Global LNG, Inc., Sr. Scd. Notes(b)		8.13	6/1/2028	410,000	407,509
					8,766,086
Food Products — .5%
US Foods, Inc., Gtd. Notes(b)		6.88	9/15/2028	419,000	430,006
Foreign Governmental — .9%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2029	1,000	159
Colombia Government International Bond, Sr. Unscd. Bonds		7.38	4/25/2030	206,000	209,430
Hungary, Sr. Unscd. Notes(b)		6.13	5/22/2028	200,000	205,836
Romania, Sr. Unscd. Notes(b)		5.25	11/25/2027	350,000	347,859
					763,284
Health Care — 1.1%
Avantor Funding, Inc., Gtd. Notes(b)		4.63	7/15/2028	310,000	298,380
GE HealthCare Technologies, Inc., Sr. Unscd. Notes		4.80	8/14/2029	113,000	113,852
Teva Pharmaceutical Finance Netherlands III BV, Gtd. Notes		7.88	9/15/2029	450,000	482,901
					895,133
Industrial — 1.8%
AGCO Corp., Gtd. Notes		5.45	3/21/2027	272,000	274,475
Benteler International AG, Sr. Scd. Notes(b),(d)		10.50	5/15/2028	500,000	511,007
Chart Industries, Inc., Sr. Scd. Notes(b)		7.50	1/1/2030	300,000	311,622
TK Elevator US Newco, Inc., Sr. Scd. Notes(b)		5.25	7/15/2027	400,000	394,263
					1,491,367
Information Technology — .1%
Paychex, Inc., Sr. Unscd. Notes		5.10	4/15/2030	112,000	113,714
Insurance — 1.0%
Allianz SE, Jr. Sub. Bonds(b),(e)		3.20	10/30/2027	400,000	337,073
Corebridge Global Funding, Scd. Notes(b)		4.90	12/3/2029	485,000	488,748
					825,821
Materials — 2.0%
Amcor Flexibles North America, Inc., Gtd. Notes(b)		5.10	3/17/2030	299,000	301,548
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Scd. Notes(b)		6.00	6/15/2027	500,000	498,720
Ball Corp., Gtd. Notes		6.88	3/15/2028	450,000	461,301

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5% (continued)
Materials — 2.0% (continued)
Canpack SA/Canpack US LLC, Gtd. Notes(b)		3.88	11/15/2029	250,000	229,097
Crown Americas LLC/Crown Americas Capital Corp. VI, Gtd. Notes		4.75	2/1/2026	190,000	189,086
					1,679,752
Media — 1.5%
Paramount Global, Jr. Sub. Notes(d)		6.38	3/30/2062	550,000	529,469
Sirius XM Radio LLC, Gtd. Notes(b)		5.00	8/1/2027	500,000	494,437
Univision Communications, Inc., Sr. Scd. Notes(b)		8.00	8/15/2028	258,000	250,853
					1,274,759
Metals & Mining — 1.4%
Alumina Pty Ltd., Gtd. Notes(b)		6.13	3/15/2030	215,000	213,440
Cleveland-Cliffs, Inc., Gtd. Notes(d)		5.88	6/1/2027	500,000	493,770
Glencore Funding LLC, Gtd. Notes(b)		5.19	4/1/2030	187,000	189,402
WE Soda Investments Holding PLC, Sr. Scd. Bonds(b)		9.50	10/6/2028	250,000	256,117
					1,152,729
Real Estate — 6.8%
COPT Defense Properties LP, Gtd. Notes		2.25	3/15/2026	369,000	360,093
EPR Properties, Gtd. Notes		4.75	12/15/2026	430,000	426,430
Extra Space Storage LP, Gtd. Notes		5.70	4/1/2028	380,000	392,198
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes		5.38	4/15/2026	710,000	708,659
Iron Mountain, Inc., Gtd. Notes(b)		4.88	9/15/2029	225,000	216,958
Kite Realty Group LP, Sr. Unscd. Notes		4.00	10/1/2026	427,000	422,993
Omega Healthcare Investors, Inc., Gtd. Notes		5.25	1/15/2026	430,000	430,077
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co- Issuer, Gtd. Notes(b)		7.00	2/1/2030	222,000	222,411
Sabra Health Care LP, Gtd. Notes		5.13	8/15/2026	425,000	423,091
SBA Tower Trust, Asset Backed Notes(b)		1.84	4/15/2027	500,000	475,110
SBA Tower Trust, Asset Backed Notes(b)		1.88	1/15/2026	275,000	269,200
Store Capital LLC, Sr. Unscd. Notes		4.63	3/15/2029	220,000	214,550
Store Capital LLC, Sr. Unscd. Notes(b)		5.40	4/30/2030	210,000	209,593
Ventas Realty LP, Gtd. Notes		4.40	1/15/2029	430,000	426,594
VICI Properties LP, Sr. Unscd. Notes		4.75	4/1/2028	78,000	78,061
Vornado Realty LP, Sr. Unscd. Notes		2.15	6/1/2026	180,000	173,604
WPC Eurobond BV, Gtd. Notes	EUR	1.35	4/15/2028	300,000	325,031
					5,774,653
Retailing — .8%
Asbury Automotive Group, Inc., Gtd. Notes(b)		4.63	11/15/2029	535,000	503,726
AutoZone, Inc., Sr. Unscd. Notes(d)		4.00	4/15/2030	200,000	194,324
					698,050
Telecommunication Services — 1.1%
Millicom International Cellular SA, Sr. Unscd. Notes(b)		5.13	1/15/2028	495,000	483,244
Sunrise HoldCo IV BV, Sr. Scd. Notes(b)		5.50	1/15/2028	500,000	490,494
					973,738
Transportation — .4%
Ryder System, Inc., Sr. Unscd. Notes		4.85	6/15/2030	338,000	338,910
U.S. Government Agencies Collateralized Mortgage Obligations — 1.1%
Federal Home Loan Mortgage Corp., REMIC, Ser. 4091, Cl. KC(f)		3.00	8/15/2040	18,999	18,824
Federal Home Loan Mortgage Corp., REMIC, Ser. 5050, Cl. XA(f)		1.00	7/15/2039	276,495	256,870
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU(f)		2.50	5/25/2060	72,487	66,993
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1(f)		3.50	11/25/2028	46,195	45,017

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 95.5% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations — 1.1% (continued)
Federal National Mortgage Association, REMIC, Ser. 2013-16, Cl. GP(f)	3.00	3/25/2033	20,892	20,593
Government National Mortgage Association, Ser. 2022-173, Cl. PQ	5.00	6/20/2051	493,053	498,585
				906,882
U.S. Government Agencies Mortgage-Backed — 0.1%
Federal Home Loan Mortgage Corp.:
2.50%, 7/1/29(f)			43,727	42,740
Government National Mortgage Association II:
7.00%, 12/20/2030-4/20/2031			1,120	1,182
7.50%, 11/20/2029-12/20/2030			987	1,023
				44,945
Utilities — 5.0%
AEP Texas, Inc., Sr. Unscd. Notes	5.45	5/15/2029	491,000	503,574
DTE Energy Co., Sr. Unscd. Notes	4.95	7/1/2027	427,000	431,475
Electricite de France SA, Sr. Unscd. Notes(b)	5.70	5/23/2028	457,000	471,702
Enel Finance International NV, Gtd. Notes(b)	5.13	6/26/2029	200,000	203,163
FirstEnergy Corp., Sr. Unscd. Notes, Ser. B	3.90	7/15/2027	400,000	395,491
NiSource, Inc., Sr. Unscd. Notes	5.25	3/30/2028	230,000	235,096
Southern California Edison Co., First Mortgage Bonds	5.25	3/15/2030	47,000	47,475
System Energy Resources, Inc., First Mortgage Bonds	6.00	4/15/2028	500,000	519,251
The AES Corp., Sr. Unscd. Notes	5.45	6/1/2028	500,000	507,868
Vistra Operations Co. LLC, Gtd. Notes(b)	5.00	7/31/2027	500,000	496,077
Xcel Energy, Inc., Sr. Unscd. Notes	4.75	3/21/2028	430,000	433,571
				4,244,743
Total Bonds and Notes (cost $81,222,957)				80,866,740

	Annualized Yield (%)
Short-Term Investments — 3.9%
U.S. Government Securities — 3.9%
U.S. Treasury Bills(g)	4.25	7/10/2025	2,100,000	2,082,910
U.S. Treasury Bills(g)	4.30	5/1/2025	1,250,000	1,250,000
Total Short-Term Investments (cost $3,333,025)				3,332,910

	1-Day Yield (%)	Shares
Investment Companies — .9%
Registered Investment Companies — .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h) (cost $725,147)	4.45	725,147	725,147
Investment of Cash Collateral for Securities Loaned — 2.2%
Registered Investment Companies — 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h) (cost $1,858,010)	4.45	1,858,010	1,858,010
Total Investments (cost $87,139,139)		102.5%	86,782,807
Liabilities, Less Cash and Receivables		(2.5%)	(2,129,336)
Net Assets		100.0%	84,653,471

BRL—Brazilian Real
CAD—Canadian Dollar

EUR—Euro
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TSFR—Term Secured Overnight Financing Rate Reference Rates

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2025, these securities amounted to $47,659,411 or 56.3% of net assets.

(c)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(d)
Security, or portion thereof, on loan. At April 30, 2025, the value of the fund’s securities on loan was $3,099,947 and the value of the collateral was
$3,242,409, consisting of cash collateral of $1,858,010 and U.S. Government & Agency securities valued at $1,384,399.  In addition, the value of collateral may include pending sales that are also on loan.

(e)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(f)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(g)	Security is a discount security. Income is recognized through the accretion of discount.
(h)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
2 Year U.S. Treasury Note	65	6/30/2025	13,380,943	13,529,648	148,705
5 Year U.S. Treasury Note	95	6/30/2025	10,124,200	10,373,554	249,355
Futures Short
Canadian 5 Year Government Bond	2	6/19/2025	166,051(a)	167,895	(1,844)
Euro-Bobl	2	6/6/2025	269,186(a)	271,046	(1,860)
Euro-Schatz	4	6/6/2025	484,992(a)	487,443	(2,451)
10 Year U.S. Treasury Note	2	6/18/2025	218,340	224,437	(6,097)
Ultra 10 Year U.S. Treasury Note	3	6/18/2025	337,964	344,203	(6,239)
Gross Unrealized Appreciation					398,060
Gross Unrealized Depreciation					(18,491)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC
United States Dollar	450,125	Canadian Dollar	643,000	5/9/2025	(16,502)
Euro	286,000	United States Dollar	324,581	5/9/2025	(409)
HSBC Securities (USA), Inc.
United States Dollar	360,324	Euro	333,000	5/9/2025	(17,120)

STATEMENT OF INVESTMENTS (Unaudited) (continued)
Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC
United States Dollar	360,237	Euro	333,000	5/9/2025	(17,207)
Euro	41,000	United States Dollar	45,447	5/9/2025	1,025
Gross Unrealized Appreciation					1,025
Gross Unrealized Depreciation					(51,238)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Purchased Contracts:(b)
Markit iTraxx Europe Crossover Index Series 42, Paid 3 Month Fixed Rate of 5.00%	12/20/2029	922,143	(65,156)	(67,491)	2,335
Gross Unrealized Appreciation					2,335

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to statement of investments.

Statement of Investments
BNY Mellon Short Term Income Fund

April 30, 2025 (Unaudited)
The following is a summary of the inputs used as of April 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	20,463,489	—	20,463,489
Collateralized Loan Obligations	—	4,604,950	—	4,604,950
Commercial Mortgage-Backed	—	4,866,566	—	4,866,566
Corporate Bonds and Notes	—	49,216,624	—	49,216,624
Foreign Governmental	—	763,284	—	763,284
U.S. Government Agencies Collateralized Mortgage Obligations	—	906,882	—	906,882
U.S. Government Agencies Mortgage-Backed	—	44,945	—	44,945
U.S. Treasury Securities	—	3,332,910	—	3,332,910
Investment Companies	2,583,157	—	—	2,583,157
	2,583,157	84,199,650	—	86,782,807
Other Financial Instruments:
Futures††	398,060	—	—	398,060
Forward Foreign Currency Exchange Contracts††	—	1,025	—	1,025
Swap Agreements††	—	2,335	—	2,335
	398,060	3,360	—	401,420
Liabilities ($)
Other Financial Instruments:
Futures††	(18,491)	—	—	(18,491)
Forward Foreign Currency Exchange Contracts††	—	(51,238)	—	(51,238)
	(18,491)	(51,238)	—	(69,729)

†	See Statement of Investments for additional detailed categorizations, if any.
††
Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures and forward foreign currency exchange contracts (“forwards contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at April 30, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2025 are set forth in the Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2025 are set forth in the Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at April 30, 2025 are set forth in the Statement of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.
At April 30, 2025, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $24,641, consisting of $1,079,644 gross unrealized appreciation and $1,104,285 gross unrealized depreciation.
At April 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.